Exhibit 99.1

Management Presentation May 2009

 This presentation contains forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) that are based on current expectations, estimates, forecasts and projections, as the case may be, and as such involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation regarding our strategy, future operations, prospects, plans and objectives of management are forward-looking statements. The words “anticipates”, “believes”, “estimates”, “expects”, “intends”, “may”, “plans”, “will”, “would”, “could” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these identifying words. These statements are not guarantees of future performance, and involve risks, uncertainties and assumptions which are difficult to predict. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions, and expectations disclosed in the forward-looking statements we make. We have included important factors in the cautionary statements included in our most recently filed Form 10-K, particularly in the “Risk Factors” sections, that we believe could cause actual results or events to differ materially from the forward-looking statements we make and we may update such “Risk Factors” in quarterly reports on Form 10-Q. Other risks, uncertainties and factors, including those discussed under “Risk Factors”, could cause our actual results to differ materially from any forward-looking statements we make. Our forward-looking statements do no reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make. The oral statements made in connection with this presentation may include forward-looking statements regarding the Company, including statements about its operations and prospects. Past performance is not necessarily indicative of future results. The Company’s actual results and other circumstances could differ materially from any results or circumstances anticipated in any forward-looking statements as a result of uncertainties described in our Risk Factors. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not assume any obligation to update or revise any forward-looking statements after we distribute this presentation, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The FGX Advantage

Leading market positions

- #1 in readers, #1 in popular priced sunglasses, #1 in Fits-Overs
- Competition is small and fragmented

Portfolio of highly recognized brands

- FosterGrant – 60 year heritage and widely recognized by consumers
- Magnivision – the original reading glass brand
- Solar Shields – Market leader for over 20 years in Clip-Ons and Fits-Overs

Balanced business model

- Diversified business profile of readers and sunglasses
- Readers provide approximately 50% of revenues, 60+% gross margins and are non-seasonal

Low-cost sourcing strategy

- Global outsourcing for over two decades
- Consistent high gross margins driven by scale and disciplined purchasing practices

Multiple growth opportunities

- New channels, cross-selling and international expansion
- Recent accretive acquisition of Dioptics Medical Products
- Readers advertising campaign initiated to grow category size

Customer service focus

- 2,200 person web-enabled field service team
- 50 person merchant team interacting daily with accounts

Experienced management team

- Average senior management experience of over 20 years
- Extensive public company experience combined with veteran sales and marketing professionals



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Leading Market Positions in Key Product Categories Foster Grant + Magnivision hold #1 share in growing reading glass market Magnivision - the original reading glass brand Foster Grant - #1 in mass/popular priced sunglasses Solar Shields - #1 in clip-on and fits-over categories Fragmented competitive landscape with significant switch out costs (e.g. product buyback, fixtures) creating barriers to entry

Compelling Industry Trends Favorable demographics for reading glasses with aging baby boomers Increase in LASIK surgery and contact lens usage that correct nearsightedness, thus requiring reading glasses Compelling value proposition as OTC reading glasses cost a fraction of prescription glasses; covered by most Flex-spend accounts Desire for multiple, activity-specific sunglasses and greater eye protection Consumer desire for fashion at lower price points Aging U.S. Population 2003 – 2015E Pairs of Sunglasses in Regular Use Source: U.S. Census Bureau Source: Jobson/VCA data. 100,000 people surveyed. % Growth 2003 to 2015E 55% of consumers own 2+ pairs of sunglasses Core Reader’s Market 12% 10% -1% -1% 6% 16% 7% -4% -13% -4% 18% 38% 55% 61% 27% 3% 20% 11% (20%) (10%) 0% 10% 20% 30% 40% 50% 60% 70% 0-4 5-9 10- 14 15- 19 20- 24 25- 29 30- 34 35- 39 40- 44 45- 49 50- 54 55- 59 60- 64 65- 69 70- 74 75- 79 80+ Total

Portfolio of Highly Recognized, Quality Eyewear Brands 60 year heritage Iconic “Who’s that” TV Campaign re-launched in 2009 #1 in readers Created mass reader category in early 1980’s #1 in clip-ons and fits-over Strong medical heritage Sold at premium price points ($50 - $170) e-commerce initiated in Q1 09

Capitalize on Existing Brand Awareness Television advertising launched in February to raise category awareness Initial campaign ran for 15 weeks with over 6,000 total spots Strong problem/solution/value message with doctor’s endorsement Reader ad campaign began February featuring Raquel Welch from 70’s ads Over 1,700 spots aired in initial 8-week TV campaign Third year of TV sunglass advertising campaign began May 09; over 3,300 spots to air during 12-week campaign

Balanced Business Model 2008 Sales by Product Line 2008 Sales by Channel Revenue from diverse product assortment of readers and sunglasses plus international segment Largest segment - reading glasses - is high margin, stable, non-seasonal Scalable international business Distribution through multiple channels Expanding penetration through new customers and cross-selling Mid-tier presents sizeable growth opportunity in all categories Mass Merchant 36% Chain Drug 36% Chain Grocery 6% Variety Store 7% Other 15%

Efficient, Low Cost Sourcing Model Scale Experience Relationships Operating Efficiency 80 million units sourced annually Economies of scale drive pricing leverage Over 25 years of China sourcing experience Operates logistics office and quality control lab in Shenzhen, China Average relationship with top 10 suppliers over 10 years Supplier diversity – none represents over 16% Margin expansion opportunities (100+bps) in deflationary economy Substantial savings (30%) with in-bound freight achieved 9

Growth Strategies: a Multi-Pronged Approach Expand Distribution Cross-sell product lines; enhanced by Dioptics acquisition Further penetrate existing customers and channels Expand to new customers and channels Expand Product Offerings Introducing fashion to reader category Multiple new technologies currently in launch or test phase Selective use of licensed brands International Expansion Expand U.K. reading glasses presence Extend existing retail relationships internationally Strategic Acquisitions Strong free cash flow and balance sheet plus favorably priced credit facility, enable consideration of additional acquisitions Expand Category Size Advertising designed to grow reading glasses category from $650 million retail to $1+billion

Significant Barriers to Entry Comprehensive customer management 2,200 person web-enabled field service team 50 person merchant team providing collaborative planning, sales analysis and planogram management 20 person logistics and forecast team responsible for achieving high fill rates Scale advantages Significant upfront investment required for competitive product buyback, fixtures and inventory to take over an account Organizational infrastructure required to meet retailer in-stock requirements and in-store fixtures Long term relationships at key retailers Multi-year contracts with most key accounts Preemptive renewal strategy has resulted in 100% renewal rate of all major contracts

Long-Standing Relationships with National Retailers Length of relationship Product Assortment Customer 20+ years 20+ years 19 years 16 years 15 years 14 years 13 years 12 years 12 years Sun, Readers, Dioptics, Frames Sun, Readers Sun, Readers, Dioptics Readers/Dioptics Sun, Readers, Dioptics Sun, Readers Sun, Readers Sun, Readers, Dioptics Readers Penetration in over 63,000 doors worldwide Provide multiple product lines to most customers

Selected Cross-Selling Opportunities by Channel > 50% Between 0% and 50% 0%

Selected New Business Opportunities by Channel Category Opportunity Category Opportunity Channel/Customer Reader Sun Dioptics Channel/Customer Reader Sun Dioptics Club Specialty Grocery Variety Sporting Goods n/a n/a n/a n/a n/a Mid Tier/Department Stores Between 0% and 50% Offer category

New Business Update Estimated Channel/Customer New Business Pick Up Annual Revenues Mass Merchants $3 Million $1-$2 Million Sun and Readers Readers $.3 Million $1 Million Dioptics Dioptics Dioptics $1-$2 Million

Strong Capital Structure to Support Growth Current loan facility includes $100 million term loan with a $75 million revolving credit facility; $30+ million available at end of Q1; expires December 2012 Interest rate swap - fixed interest rate at 3.22% plus 1.75% for approximately 50% of term loan; balance floats at LIBOR + 1.75%; grid pricing Debt at end of Q1 2009 was approximately $132.3 million; $35 million borrowed for Dioptics acquisition Leverage ratio (debt to EBITDA) is approximately 2.4x Approximately $15 million of scheduled term debt principal amortization in 2009 Approximately $40 million Free Cash Flow expected in 2009 to reduce indebtedness and make accretive acquisitions

Dioptics Overview Seller of Solar Shields - #1 in clip-on and fits-over categories Specialty distribution channels in medical, mass market, sporting goods, chain drug and grocery Significant customers include Wal-Mart, Walgreens and QVC New FGX channel in medical category Over 400 U.S. and international patents Significant synergies Cross-selling – Stop & Shop and Publix Gross margin improvement – 5% COGS reduction Freight cost reductions Headcount reductions

Disposal of Costume Jewelry Business April 2009, entered into non-binding letter of intent to sell substantially all of the assets related to costume jewelry business for approximately $1.5 million. Transaction expected to close June 2009, subject to execution of definitive purchase and sale agreement. Recorded a $1.8 million non-cash goodwill impairment charge ($0.05 per share) in 2009 Expects to record additional pre-tax charges, net of proceeds of $4 to $6 million in the second quarter of 2009 relating to the disposal of the business Upon completion of sale, costume jewelry business will be presented as discontinued operation. Eliminates lower margin, SKU intensive, non-branded business that has become a distraction, thus allowing focus on optical business

Depreciation & Amortization Implications Other Considerations FGX supplies store fixtures to retailers at time of rollout $14 million of fixture purchases in 2006 to support WAG rollout. Fixtures – 2 year depreciation and 4 year average useful life Depreciation and amortization are expected to be in the $16-$17 million range in 2009 $0.15-$0.16 EPS pickup from lower D&A CAPEX D&A ($ in millions) ($ in millions)

Historical Financial Performance Summary Income Statement Net sales increase primarily due to increased sales from Dioptics, partially offset by declines in Jewelry, International and Wal-Mart opening price point program. Operating Expense increase due to investment in reader advertising. Decline in interest expense due to lower borrowing results *As adjusted (excluding $1.8 million Loss on Goodwill Impairment) Consolidated Statement of Operations Data 1st Quarter 1st Quarter (in thousands, except per share amounts) 2009 2008 Actual* Actual % Inc (Dec) Net Sales $61,133 $59,223 3.2% Gross profit 32,457 31,877 18% Gross margin 53.1% 53.8% Operating expenses 30,361 26,312 15.4% Operating income 2,096 5,565 (62.3%) Interest expense (1,317) (1,771) (25.6%) Net income $491 $2,184 Diluted earnings per share $0.02 $0.10

Historical Financial Performance Selected Balance Sheet Data and Key Working Capital Metrics DSO improved to 66 days in the current quarter from 72 days in first quarter 2008. DOH increased 13 days in current quarter due to retailers de-stocking. Selected Balance Sheet Data As of As of (in thousands) April 4, 2009 January 3, 2009 Variance Cash $3,054 $2,097 + 1.0MM Accounts receivable, net 36,489 52,263 - 15.8MM Inventories, net 39,771 38,223 + 1.5MM Property, Plant & Equipment 19,269 21,011 - 1.7MM Accounts Payable 28,627 31,964 - 3.3MM Total debt 132,289 130,562 + 1.7MM Shareholders’ equity 41,814 41,665 + 0.1MM

Guidance From Continuing Operations* Full Year Net Sales Q2 Net Sales Full Year EPS Full Year EBITDA Q2 EPS Q2 EBITDA (in millions, except per share amounts) * Guidance issued on May 7, 2009; excluding jewelry business $.0.76 $0.96 - $1.06 $0.50 $0.70 $0.90 $1.10 2008 Guidance $0.18 $0.22 - $0.26 $0.00 $0.10 $0.20 $0.30 Q2 2008 Guidance $52.3 $58.0 - $60.0 $30.0 $40.0 $50.0 $60.0 $70.0 2008 Guidance $12.6 $13.0 - $15.0 $0.0 $5.0 $10.0 $15.0 $20.0 Q2 2008 Guidance $237.1 $265.0 - $275.0 $225.0 $235.0 $245.0 $255.0 $265.0 $275.0 $285.0 2008 Guidance

Summary Leading market positions Balanced business model Portfolio of highly recognized brands Low-cost sourcing strategy Scale and experience create barriers to entry Multiple growth opportunities Experienced management team Customer service focus

EBITDA Reconciliation (in thousands) The table below reconciles EBITDA to net income, the most directly comparable GAAP measure. Fiscal Period Ended April 4, 2009 March 29, 2008 (in thousands) (in thousands) The table below reconciles Free Cash flow to the EBITDA table above. April 4, 2009 March 29, 2008 April 4, 2009 March 29, 2008 Credit Statistics See accompanying Notes to Consolidated Statements of Income and Other Selected Data. Net income (loss) ($637) $1,128 $491 $2,184 Income tax expense (benefit) (385) 691 306 1,431 Interest expense, net 1,317 1,317 1,771 Depreciation and amortization 5,042 - 5,042 5,131 EBITDA (1) $5,337 $1,819 $7,156 $10,517 EBITDA margin (EBITDA/net sales) 8.7% 11.7% 17.8% EBITDA $5,337 $1,819 $7,156 $10,517 Less: Capital Expenditures (2,223) - (2,223) (3,990) Free Cash Flow (1) $3,114 $1,819 $4,933 $6,527 Debt $132,289 $132,289 $115,396 Leverage Ratio (4) 2.5x 2.4x 2.3x Debt to EBITDA As Reported Adjustments (3) Adjusted As Reported

NOTES TO CONSOLIDATED STATEMENTS OF INCOME AND OTHER SELECTED DATA EBITDA represents net income before interest, income taxes, depreciation and amortization. Free cash flow represents EBITDA less capital expenditures. We believe that EBITDA and free cash flow are performance measures that provide securities analysts, investors and other interested parties with a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies in our industry. We further believe that EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an EBITDA measure when reporting their results. We believe EBITDA facilitates company-to-company operating performance comparisons by adjusting for potential differences caused by variations in capital structures (affecting net interest expense), taxation (such as the impact of differences in effective tax rates or net operating losses) and the age and book depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance. EBITDA has limitations, including that it is not necessarily comparable to other similarly titled financial measures of other companies due to the potential inconsistencies in the method of calculation. It should not be considered either in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Because of these limitations, EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our results presented in accordance with U.S. GAAP and using EBITDA only supplementally. 2. We have presented the “Adjustments” and “Adjusted” columnar information because we believe it provides securities analysts, investors and other interested parties with more insight as to the Company’s results without regard to certain significant events and transactions that occurred during the fiscal periods presented and that may or may not be recurring in nature. We believe the presentation of this data provides the reader with a greater understanding of the impact of certain items on specific U.S. Generally Accepted Accounting Principles (GAAP), or “as reported,” measures, including net income, operating income and gross profit. Management utilizes this information to better understand its operating results as well as the impact of and progress on certain strategic initiatives. The columnar information under the caption “Adjusted” are not substitutes for analysis of our results as reported under U.S. GAAP and should only be used as supplemental information. “As Reported” results include the following items that are excluded from our “Adjusted” results: a $1.8 million pre-tax charge for the three months ended April 4, 2009 related to goodwill impairment triggered by an offer received in conjunction with the decision to dispose of the costume jewelry business, and the related anticipated tax benefit of $0.7 million. The transaction is expected to close in the second quarter of 2009, and we anticipate presenting the costume jewelry business as a discontinued operation beginning with second quarter financial statements. The Leverage Ratios of Debt to EBITDA and Debt to EBITDA “Excluding Adjustments” for the fiscal quarters ended April 4, 2009 and March 29, 2008 are calculated by dividing the Company’s Debt balance at period then ended by the associated EBITDA measure on a trailing 12-month basis. This ratio of Debt to EBITDA is a credit metric commonly used by investors and credit agencies as an indicator of financial risk, including a company’s ability to repay or refinance its debt obligations. This ratio as defined above may not be similar to measures used by other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in our consolidated financial statements.